                               AGREEMENT BETWEEN
                   AMERITECH INFORMATION INDUSTRY SERVICES
                         AND U.S. NETWORK CORPORATION
                              FOR RESALE SERVICES



      This Agreement is entered into as of April 26, 1996 ("Effective Date")
                                           --------
between Ameritech Information Industry Services, a division of Ameritech Services, Inc., a Delaware corporation, on behalf of Ameritech Michigan, with offices at 350 North Orleans Street, Third Floor, Chicago, Illinois 60654 ("Ameritech") and U.S. Network Corporation, a Delaware corporation, with offices at 10 South Riverside Plaza, Suite 401, Chicago, Illinois 60606, on behalf of USN Communications, Inc. ("Customer").

      WHEREAS, Customer has signed a Confirmation of Service Order to order Resale Services pursuant to M.P.S.C. No. 20R, Part 22; and

      WHEREAS, Customer would like to purchase certain non-tariffed services related to the Resale Services in the Tariff;

      NOW THEREFORE, in consideration of the covenants and undertakings herein, Ameritech agrees to furnish and Customer agrees to subscribe to and pay for the Resale Services described below;

1.0   SERVICE TO BE PROVIDED

      Ameritech will provide the Resale Services described in Attachment 1 at the Customer's Network Point of Presence in Michigan for lines provided pursuant to the Confirmation of Service Order. The parties hereby agree that the tariffed terms and conditions which apply to Resale Local Exchange Services, M.P.S.C. No. 20R, Part 2 and M.P.S.C. No 20R, Part 22 and the Confirmation of Service Order shall also apply as a matter of contract to the provisions of Resale Services hereunder and are incorporated by reference in this Agreement.

2.0   RATES

      Ameritech agrees to provide the Resale Services at the rates shown on Attachment 1.

3.0   SERVICE CHARGES

      Service Charges, if any, as described in M.P.S.C. No. 20R, Part 3, Section 1 are not included in the rates specified in Attachment 1.

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4.0   RATE STABILITY AND TERM

      The rates specified in Attachment 1 shall not be subject to increases for a period of years from the date the Resale Services are provided pursuant to this Agreement ("Term").

5.0   TERMS OF PAYMENTS

      Customer shall be liable for the Monthly Rate and Non-Recurring Charge as specified in Attachment 1 for each month the Resale Services are provided to Customer during the Term of this Agreement. All payments shall be made in accordance with Ameritech's standard billing procedures.

6.0   EXCUSED PERFORMANCE

      Ameritech shall not be liable in any way for any delay or any failure of performance of the Resale Services provided hereunder or for any loss or damage due to any of the following:

      (a) Any causes beyond Ameritech's reasonable control, including but not limited to, fires, floods, epidemics, quarantine, restrictions, unusually severe weather strikes, embargoes, manufacturer's delays, explosions, power blackouts, wars, labor disputes, acts of civil disobedience, acts of civil or military authorities, acts stemming from governmental requirements and priorities, acts of nature, acts of public enemies, or acts or omissions of carriers; provided, Ameritech has exercised reasonable measures, if feasible, to mitigate such delay; or

      (b) Any wrongful or negligent act or omission of the Customer or its employees and agents.

7.0   BREACH

      If either party fails to perform any substantial and material term of this Agreement, the aggrieved party shall be entitled to serve written notice of its intent to terminate (which notice shall include a reasonably detailed statement of the nature of such breach), upon the breaching party. If such material breach continues unremedied for forty-five (45) days after actual receipt by the breaching party of such written notice, the aggrieved party may, by written notice, either terminate an appropriate portion of its obligation under this Agreement, or terminate the entire Agreement, if such breach substantially and materially affects the aggrieved party's

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      rights under this Agreement. Except as expressly provided in this
      Agreement, in the event of a breach of this Agreement by either Ameritech or Customer, the other party will be entitled to pursue any and all remedies available to it at law or in equity including court costs and reasonable attorneys' fees.

8.0   INDEMNIFICATION

      Each party shall indemnify and hold harmless the other party, its employees, agents, subcontractors and affiliates against all injury, loss, damage or expense (including court costs and reasonable attorneys' fees) which they may sustain or become liable for on account of injury to or death of persons, or on account of damage to or destruction of property resulting in whole or substantial part from the performance of this Agreement; provided, however, that the indemnitor's obligation shall only extend to any inquiry, loss, damage or expense caused by a willful or negligent act or omission of the indemnitor or its authorized employees, agents, subcontractors or affiliates.

      Ameritech shall be indemnified and saved harmless (including court costs and reasonable attorneys' fees) by Customer against claims for libel, slander, or the infringement of copyright arising directly or indirectly from the material transmitted over the facilities or the use thereof; against claims for infringement of patents arising from, combining with, or using in connection with facilities furnished by Ameritech, apparatus and system of Customer; and against all other claims arising out of any act or omission of Customer in connection with the facilities provided by Ameritech.

9.0   TAXES

      Upon execution of this Agreement, Customer shall provide Ameritech with a copy of Customer's Certificate of Exemption in accordance with 26 USCS 4251 (1986) and Act No. 94 of the Public Act of Michigan 1937, as amended. In the event Customer does not provide its Certificate of Exemption, Customer shall remit to Ameritech all applicable federal and state taxes for remittance to the appropriate taxing authority.

10.0  LIMITATION OF LIABILITY

      EXCEPT FOR OBLIGATIONS UNDER THE INDEMNITY PROVISIONS OF THIS AGREEMENT, AMERITECH SHALL NOT BE LIABLE TO CUSTOMER FOR ANY INDIRECT,INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS AND BUSINESS OPPORTUNITIES, REGARDLESS OF THE CAUSE OF

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      ACTION, ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OR
      NONPERFORMANCE OF OBLIGATIONS UNDERTAKEN UNDER THIS AGREEMENT.

      AMERITECH'S LIABILITY TO CUSTOMER FOR ANY LOSS, CLAIM, INJURY, LIABILITY OR EXPENSE, INCLUDING REASONABLE ATTORNEYS' FEES, RELATING TO OR ARISING OUT OF ANY NEGLIGENT ACT OR OMISSION IN ITS PERFORMANCE OF THIS AGREEMENT (EXCEPT AN ACT OR OMISSION INVOLVING WANTON OR WILFUL MISCONDUCT) SHALL BE LIMITED TO THE TOTAL MONTHLY CHARGES PAID BY CUSTOMER TO AMERITECH FOR SIX MONTHS.

      It is understood and agreed that Ameritech is not an insurer and that the rates for Resale Service provided hereunder are based solely on their value and on the scope of liabilities set forth in this Agreement and that said rates are unrelated to the potential for indirect, incidental, consequential or other damages. Ameritech and Customer agree that this allocation of risk and liability is fair and reasonable.

11.0  SUCCESSORS AND ASSIGNS

      Neither party shall assign any right or obligation under this Agreement without the other party's prior written consent. Any assignment made without the consent of the other party shall be void.

      Notwithstanding the foregoing, Ameritech may assign this Agreement, in whole or in part, to any of its affiliates. Upon such assignment and assumption of liability thereto by the assignee, the assignor shall be discharged of any liability under this Agreement.

      Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors and assigns.

12.0  MODIFICATION

      Any supplement to or modification or waiver of any provision of this Agreement must be in writing and signed by authorized representatives of both parties.

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13.0  ENFORCEABILITY

      If any of the provisions of this Agreement, or any portion of any provision, are held to be illegal or invalid, Customer and Ameritech shall negotiate an adjustment consistent with the purposes of this Agreement. Subject to the foregoing, the illegality or invalidity of any provision of this Agreement will not affect the legality or enforceability of the remaining provisions, and this Agreement shall then be construed as if such enforceable or unlawful provision, or portion of a provision, had not been contained therein.

14.0  TARIFF REFERENCES

      Each reference to a tariff provision in this Agreement shall be deemed to mean or include any and all similar tariff provisions or other regulations changed or established from time to time in lieu of said tariff provision.

15.0  GOVERNING LAW

      This Agreement shall be construed in accordance with and governed by the laws of the State of Michigan.

16.0  ENTIRE AGREEMENT

      This is the entire and exclusive agreement between the parties with respect to the Resale Service hereunder and supersedes all prior agreements, proposals or understandings, whether written or oral, except to the extent the same may be specifically incorporated herein by reference.

17.0  SECTION HEADINGS

      All section headings contained herein are for convenience of reference only and are not intended to define or limit the scope of any provisions of this Agreement.

18.0  WAIVER

      Failure to enforce or insist upon compliance with any of the terms or conditions of this Agreement shall not constitute a general waiver or relinquishment of any such terms or conditions, but the same shall remain at all times in full force and effect.

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

19.0  DISCLOSURE

      Neither party shall identify, either expressly or by implication, the other party or its corporate affiliates or use any of their names, trademarks, trade names, service marks or other proprietary marks in any advertising, press releases, publicity matters or other promotional materials without such party's prior written consent.

20.0  PUBLICITY

      Except as otherwise provided in this Agreement, Customer shall not use any of the trademarks, trade names, service marks or other proprietary marks of Ameritech or its corporate affiliates in any advertising, press releases, publicity matters or other promotional materials without Ameritech's prior written permission. Ameritech and Customer shall jointly develop a press release publicizing their relationship under this Agreement, subject to both (1) the parties' prior non-disclosure agreement, and (2) mutually agreed upon language and media.

20.1  NOTICES

      All communications required or permitted under this Agreement shall be deemed given when delivered or deposited in the U.S. mail, by certified or registered, postage prepaid and addressed as follows:

            If intended for Customer:

                 U.S. Network Corporation
                 10 South Riverside Plaza
                 Suite 401
                 Chicago, Illinois 60606
                 Attn: Thomas C. Brandenburg


            If intended for Ameritech:

                 Ameritech Information Industry Services
                 350 North Orleans, Floor 3
                 Chicago, Illinois 60654
                 Attn: Vice President-Sales and Service


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

                 with a copy to:

                              Ameritech Information Industry Services
                              350 North Orleans, Floor 3
                              Chicago, Illinois 60654
                              Attn:  Vice President and General Counsel

                 Executed this 26th day of APRIL, 1996.

          U.S. NETWORK CORPORATION, ON         AMERITECH INFORMATION INDUSTRY
          BEHALF OF USN COMMUNICATIONS, INC.   SERVICES, A DIVISION OF
                                               AMERITECH SERVICES, INC., ON
                                               BEHALF OF AMERITECH MICHIGAN


          By: /s/ J. Thomas Elliot             By: /s/ Neil E. Cox
              ---------------------------         ----------------------------
          Name:  JOHN THOMAS ELLIOTT           Name:  NEIL E. COX
               --------------------------           --------------------------
          Title: PRESIDENT                     Title: PRESIDENT
                -------------------------            -------------------------
          Date:  4-26-96                       Date:  4/27/96
               --------------------------           --------------------------

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

                                 ATTACHMENT 1
                           TO THE AGREEMENT BETWEEN
                    AMERITECH INFORMATION INDUSTRY SERVICES
                      AND U.S. COMMUNICATIONS CORPORATION
                              FOR RESALE SERVICES

                                                             Monthly
                                                             -------
                                                             Business
                                                             --------
1.   LINE CONNECTION AND
     OTHER SERVICE CHARGES

     Line Connection Charge                                   $38.09
     Miscellaneous Service Charge                             $ 7.10
     Line Rearrangement Charge (each line)
       Touch-Tone                                             $ 4.57
       Change in Number                                       $18.37
       C.O. Services                                          $10.00

2.   OPERATOR SURCHARGES

     Person-to-Person                                         $2.70
     Billed to a Third Number                                 $1.32
     Collect Calls                                            $1.26
     Calling Card Calls
       - Non Local
         Assisted Calling Card Services                       $1.128
         Customer Dialed Calling Card                         $0.390
       - Local
         Assisted Calling Card Services                       $1.128
         Customer Dialed Calling Card                         $0.390
       Sent Paid/Operator Assisted
         Other Telephones                                     $1.26
       Busy Line Verify, Each Occasion                        $1.20
       Busy Line Interrupt, Each Occasion                     $3.00

3.   CUSTOM CALLING FEATURES

     Calling Waiting                                          $1.90
     Calling Forwarding - Variable                            $1.90
     Threeway Calling                                         $1.90
     Speed Call 8                                             $1.90
     Speed Call 30                                            $1.90

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
     Distinctive Ringing                                         $1.90

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

3.   CUSTOM CALLING FEATURES (Cont'd)

     Call Screening                                              $1.90
     Caller ID                                                   $3.58
     Caller ID With Name                                         $1.10
       (plus charge for CallerID)

4.   PAY PER USE
                                                                Per Use
                                                                -------
                                                                Business
                                                                --------

     Automatic Callback, per use                                 $0.41
     Repeat Dialing, per use                                     $0.41

5.   OPTIONAL LINE FEATURE
                                                                Monthly
                                                                -------
                                                                Business
                                                                --------

     Multi Ring Service
       1st Line                                                  $2.08
       2nd Line                                                  $1.10

6.   COMPLIMENTARY CENTRAL
     OFFICE SERVICES

     Busy Line Transfer                                          $0.75
     Alternate Answering                                         $0.75
     Customer Control Option
       Busy Line Transfer                                        $0.55
       Alternate Answering                                       $0.55
     Message Waiting Tone                                        $0.14
     Easy Call                                                   $0.83

7.   ROUTING SERVICES

     Remote Call Forwarding
       (per path)                                                $11.25

     Customer Locator Alternate Routing
       Service Establishment                                    $200.00
       Protected #'s 1-100                                      $  0.55

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

7.   ROUTING SERVICE (Cont'd)


     Customer Locator Alternate Routing (Cont'd)
      Protected #'s 101-999                          $  0.44
      Protected #'s 1,000+                           $  0.33
      Per add'l alternate routing plan               $  8.25
      Routing plan change per telephone
       number                                        $  5.50
      Activation of plan                             $  5.50

    Network Switch Alternate Routing
      Service Establishment                          $450.00
      Protected #'s 1-100                            $  0.55
      Protected #'s 101-999                          $  0.44
      Protected #'s 1,000+                           $  0.33
      Per add'l alternate routing plan               $  8.25
      Activation of plan                             $  5.50
      Routing plan change per telephone
       number                                        $  5.50
      Coord. Test Activation                         $110.00


8.   OTHER SERVICES

     Directory Services
      Extra Listings                                 $1.65
      Private                                        $0.83
      Semi-Private (Each Listing)                    $0.55
     Directory Assistance                            $0.18
     Information Call Completion Service             $0.18

                                                                             Business
                                                           Non-Recurring     Monthly
                                                  USOC        Charge         Rate
                                                  ----     -------------     --------
     Ameritech ISDN Direct
      ISDN Direct line/1/
       National                                   N2B         $75.00           $11.44*

     ISDN Direct Basic Feature Package/2/         FPGOX        -----           $ 5.00

     Distance extension charges for beyond
     normal transmission range per ISDN
     line                                         XTN          -----           $20.25

______________

*    End User Common Line Charges also apply.

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

8.   OTHER CHARGES (Cont'd)

                                                                                 Business
                                                              Non-Recurring      Monthly
                                                     USOC        Charge          Rate
                                                     ----     -------------      --------
     Ameritech ISDN Direct (Cont'd)

      Circuit Switched Voice Service Element         LTQ5X        $15.00          $ 2.20

      Multiple Call Appearances, Each                NCO          $ 5.00          $ 1.10

      Secondary Telephone Numbers, Each              DO6          $ 5.00          $ 1.10

      Additional Call Offering                       AC5PB        $ 5.00          $ 1.38

      Intercom Calling                               NZV          $ 5.00          $ 1.38

      Message Waiting Indicator                      MLN          $ 5.00          $ 1.38

      Station Controlled Conference-6 Port           EQ6          $15.00          $ 7.70

      Circuit Switched Data Service Elements         LTQ6X        $15.00          $ 4.40

      Alternate Circuit                              LTX1X        $15.00          $ 4.95

      Packet Switched Data "B" Channel               LTQ3X        $100.00         $46.75

      On-Demand Packet Switched Data "B"
      Channel                                        LTH7X        $50.00          $11.00

      Packet Switched Data Service "D" Channel
      Element Charge                                 LTQ4X        $15.00          $ 3.58

      Subsequent charges for Circuit Switched
      Voice and/or Circuit Switched Data and/or
      Packet Switched Data Rearrangements to
      add line appearances per occasion              REA1Z        $15.00            ----

      Circuit Switched Data Schedule - Each ISDN
      Circuit Switched Data Call which originates and terminates within the customer's local calling area will be rated based on the Usage
      Schedule shown below:

      a. The initial 10 minute calling period (or
         fraction thereof)                                                         $0.09
      b. Each additional 5 minute period (or
         fraction thereof)                                                         $0.09

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

8.   OTHER CHARGES (Cont'd)

                                                                    Business
                                                                    Monthly
                                                                     Rate
                                                                    --------
     Ameritech ISDN Direct (Cont'd)

      c.  ISDN Circuit Switched Data Calls outside
          the customer's local calling area will be
          billed at existing zone and MST usage
          rates.  The ISDN Circuit Switched Usage
          Schedule above does not apply to
          Centrex Intercom Calls.
     Ameritech Intercept Referral
      Extension Service                                              $3.30


9.   INTERZONE MESSAGE CHARGES
                                                      Business
                                    Rate Miles     Minute of Use
                                    ----------     -------------
                                       1-20           $0.0528

10.  MESSAGE TELECOMMUNICATIONS SERVICES

          Message Toll Service:

                                           Business
                Rate Step     Rate Miles   Minute of Use
                ---------     ----------   --------
                    1          1 - 10      $0.0403
                    2         11 - 15      $0.0602
                    3         16 - 20      $0.0729
                    4         21 - 25      $0.0824
                    5         26 - 30      $0.0890
                    6         31 - 50      $0.0919
                    7         51 - 100     $0.0947
                    8         Over 100     $0.0928


                                                                    Business
                                                                    Monthly
                                                                    Rate
                                                                    --------
          Toll Restriction Service
           Per Business line Equipped                                $3.57


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